UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2024

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive
Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2024, Notable Labs, Ltd. (the “Company” or “Notable”) appointed Kaile A. Zagger as its Interim Chief Executive Officer and Chief Restructuring Officer.

Ms. Zagger, age 44, is a Managing Director of Province, LLC, and Chair of its Healthcare Practice Group, a position she has held since March 2024. She joined Province after many years of service in the distressed healthcare space. Ms. Zagger served as Chief Commercial Officer of Minerva Surgical, Inc (Nasdaq: UTRS) from January 2023 through March 2024. Previously she served as Chief Executive Officer and a member of the Board of Directors of Infinant Health from March 2022 through January 2023. She also served as Chief Operating Officer of Aspira Women’s Health Inc. (Nasdaq: AWH) from November 2020 through March 2022. Prior thereto she served as a Senior Vice President of Change Healthcare Inc. (Nasdaq: CHNG) from August 2019 through November 2020. She was previously employed at other healthcare companies including Phillips Healthtech, Intuitive Surgical, GE Healthcare and St. Jude Medical, and has over 20 years of experience in the healthcare industry. Ms. Zagger has led complex transformations, re-organizations and commercial re-positions in the healthcare industry, and navigated organizations to their desired new state.

Ms. Zagger’s services are being provided to the Company by Province Fiduciary Services, LLC at an hourly rate of $900.

Effective September 16, 2024, Dr. Joseph Wagner, the Company’s Chief Scientific Officer, who was also acting as Chief Executive Officer on an interim basis, stepped down from his position as interim Chief Executive Officer. Dr. Wagner will continue in his role as the Company’s Chief Scientific Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date:	September 16, 2024	By:	/s/ Scott A. McPherson
		Name:	Scott A. McPherson
		Title:	Chief Financial Officer